UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 3, 2022 (November 15, 2021)

PRA Group, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-50058	75-3078675
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard
Norfolk,	Virginia		23502
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	(888)	772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRAA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated November 15, 2021, that was filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2021 (the “Initial Form 8-K”) by PRA Group, Inc. (the “Company”) concerning the decision of the Audit Committee of the Board of Directors of the Company (the “Committee”) to engage Ernst & Young LLP (“EY”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for its fiscal year ending December 31, 2022 following the completion of the audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2021 by KPMG LLP (“KPMG”) and the issuance of KPMG’s reports thereon.

Item 4.01 Changes in Registrant's Certifying Accountant.
As previously reported in the Initial Form 8-K, on November 15, 2021, the Committee approved the engagement of EY as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. KPMG continued as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021. On March 1, 2022, when the Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, KPMG’s engagement with the Company as its independent registered public accounting firm was terminated as of that date.
KPMG’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report on the consolidated financial statements of the Company as of and for the year ended December 31, 2021, contained separate paragraphs that stated:

•“As discussed in Note 1 to the consolidated financial statements, the Company has changed its method of accounting for convertible instruments as of January 1, 2021 due to the adoption of Accounting Standards Update (ASU) 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity.”

•“As discussed in Note 1 to the consolidated financial statements, the Company has changed its method of accounting for expected credit losses for financial instruments as of January 1, 2020 due to the adoption of Accounting Standards Codification (ASC) Topic 326, Financial Instruments – Credit Losses.”

Additionally, KPMG’s report on the consolidated financial statements of the Company as of and for the year ended December 31, 2020, contained separate paragraphs that stated:

•“As discussed in Notes 1 and 2 to the consolidated financial statements, the Company has changed its method of accounting for expected credit losses for financial instruments as of January 1, 2020, due to the adoption of Accounting Standard Codification (ASC) Topic 326, Financial Instruments Credit Losses.”
•“As discussed in Note 1 to the consolidated financial statements, the Company has changed its method of accounting for leases as of January 1, 2019, due to the adoption of the ASC Topic 842, Leases.”
During the Company’s two most recent fiscal years ended December 31, 2021 and 2020, and during the subsequent interim period through March 1, 2022, the effective date of KPMG’s dismissal, there were: (i) no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, and the related instructions, between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KPMG’s satisfaction would have caused KPMG to make reference thereto in its reports on the Company’s consolidated financial statements for such years; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
During the Company’s two most recent fiscal years ended December 31, 2021 and 2020, and during the subsequent interim period through March 1, 2022, neither the Company nor anyone on its behalf consulted with EY regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
The Company provided KPMG with the foregoing disclosures and requested KPMG to furnish the Company with a letter addressed to the SEC stating whether it agrees with such disclosures and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter, dated March 3, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	16.1	Letter from KPMG LLP, dated March 3, 2022
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: March 3, 2022	By:	/s/ Peter M. Graham
Peter M. Graham
Executive Vice President and Chief Financial Officer